                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549

                               -----------

                                FORM 8-K

                             CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(d) OF THE

                     SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   JANUARY 23, 1998
                                                  ----------------------------

           INTERNATIONAL WIRELESS COMMUNICATIONS HOLDINGS, INC.
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            (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


         Delaware                    0-                      94-3248701
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(State or other jurisdiction       (Commission            (IRS Employer
     of incorporation)             File Number)           Identification No.)


400 South El Camino Real, Suite 1275, San Mateo, California          94402
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(Address of Principal Executive Offices)                          (Zip Code)


Company's telephone number, including area code    650-548-0808
                                                ------------------------------


                                NOT APPLICABLE
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       (Former name or Former Address, if Changed Since Last Report.)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

    On January 23, 1998, pursuant to an Agreement and Plan of Merger, dated November 22, 1997, as amended (the "Merger Agreement"), a wholly owned subsidiary of the Registrant merged with and into Radio Movil Digital Americas, Inc. ("RMD"), a Delaware corporation (the "RMD Acquisition"). RMD provides specialized mobile radio services in major cities in central and southern Brazil, Venezuela and Argentina, and holds licenses for approximately 960 channels in Brazil, 480 channels in Venezuela and 180 channels in Argentina.

    The aggregate consideration paid by the Registrant pursuant to the Merger Agreement, after giving effect to various purchase price adjustments set forth in the Merger Agreement, consisted of 5,381,046 shares of the Registrant's Series I Preferred Stock with an aggregate liquidation preference of $73,871,000, and $4.8 million in cash (collectively, the "Consideration"). Of the shares of Registrant's Series I Preferred Stock issued pursuant to the Merger Agreement, 4,652,608 shares were issued to the former security holders of RMD, and the remaining 728,428 shares were deposited in escrow, pending future release to the former security holders of RMD or to the Registrant in accordance with the Merger Agreement.

    The cash portion of the Consideration paid by the Registrant was financed using funds borrowed pursuant to an Amended and Restated Senior Secured Note and Warrant Purchase Agreement (the "RMD Loan Agreement"), dated January 23, 1998, among the Registrant, RMD and BT Foreign Investment Corporation ("BT"), a subsidiary of Bankers Trust New York Corporation, a bank holding company. The repayment of all amounts outstanding under the RMD Loan Agreement, including interest accrued thereon, is secured by pledges to BT of (i) all of the shares of RMD held by International Wireless Communications, Inc. ("IWC"), a wholly owned subsidiary of the Company, (ii) IWC's interest in any loans and advances made to RMD, (iii) RMD's interest in the loans and advances made to any subsidiary of the Registrant that is incorporated in, or owns assets located in, Brazil and (iv) certain other collateral.

    The determination of the amount of the Consideration paid by the Registrant for RMD was based upon arm's-length negotiations between the Company and RMD.

    Additional information regarding the RMD Acquisition and the terms thereof are set forth in the Merger Agreement and the RMD Loan Agreement and the respective exhibits thereto, which qualify the foregoing description of the acquisition of RMD in its entirety and are incorporated herein by reference.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a) FINANCIAL STATEMENTS OF THE BUSINESS ACQUIRED. The financial statements of RMD required to be filed with this Current Report on Form 8-K are currently being prepared and will be filed by amendment on or before April 7, 1998.

    (b) PRO FORMA FINANCIAL INFORMATION. The pro-forma financial information required to be filed with Current Report on Form 8-K is currently being prepared and will be filed by amendment on or before April 7, 1998.

    (c) EXHIBITS. The following documents are filed as exhibits to this Current Report on Form 8-K.

Exhibit
Number    Description
-------   -----------
2.11A Agreement and Plan of Merger between the Registrant and RMD, dated November 22, 1997
2.11B Amendment No. 1 to Agreement and Plan of Merger between the Registrant and RMD, dated January 15, 1998
2.11C Amendment No. 2 to Agreement and Plan of Merger among the Registrant, RMD and IWC Acquisition Corporation, dated January 23, 1998
2.11D Escrow Agreement among George Billings, the Registrant and Toronto Dominion Houston, Inc., dated January 23, 1998
2.11E     Consulting Agreement between RMD and Robert Dupuis, dated November
          22, 1997.
2.11F Non-Competition Agreement between the Registrant and Robert Dupuis, dated November 22, 1997.
3.5 Amended and Restated Certificate of Incorporation of the Registrant, dated January 23, 1998
4.1A First Supplemental Indenture between the Registrant and Marine Midland Bank as Trustee, dated January 23, 1998
10.29 Seventh Amended and Restated Investor Rights Agreement among the Registrant and the Investors named therein, dated December 13, 1997
10.30A Amended and Restated Senior Secured Note and Warrant Purchase Agreement among the Registrant, RMD and BT, dated January 23, 1998
10.30B International Wireless Communications Holdings, Inc. Stock Purchase Warrants, dated January 23, 1998
10.30C Amended and Restated Senior Secured Promissory Note between RMD and BT, dated January 23, 1998
10.30D Pledge Agreement between International Wireless Communications, Inc. and BT, dated January 23, 1998
10.30E    Pledge Agreement between RMD and BT, dated January 23, 1998
10.30F    Letter Agreement among the Registrant, BT and RMD, dated January 23,
          1998

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                                     SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       INTERNATIONAL WIRELESS
                                       COMMUNICATIONS HOLDINGS, INC.

Date:  February 6, 1998                By: /s/ John D. Lockton
                                           -------------------------------
                                           John D. Lockton
                                           President and Chief Executive
                                           Officer

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                                EXHIBIT INDEX
Exhibit
Number    Description
-------   -----------
2.11A Agreement and Plan of Merger between the Registrant and Radio Movil Digital Americas, Inc. ("RMD"), dated November 22, 1997
2.11B     Amendment No. 1 to Agreement and Plan of Merger between the
          Registrant and RMD, dated January 15, 1998
2.11C Amendment No. 2 to Agreement and Plan of Merger among the Registrant, RMD and IWC Acquisition Corporation, dated January 23, 1998
2.11D Escrow Agreement among George Billings, the Registrant and Toronto Dominion Houston, Inc., dated January 23, 1998
2.11E     Consulting Agreement between RMD and Robert Dupuis, dated November 22,
          1997.
2.11F Non-Competition Agreement between the Registrant and Robert Dupuis, dated November 22, 1997.
3.5 Amended and Restated Certificate of Incorporation of the Registrant, dated January 23, 1998
4.1A      First Supplemental Indenture between the Registrant and Marine
          Midland Bank as Trustee, dated January 23, 1998
10.29 Seventh Amended and Restated Investor Rights Agreement among the Registrant and the Investors named therein, dated December 13, 1997
10.30A Amended and Restated Senior Secured Note and Warrant Purchase Agreement among the Registrant, RMD and BT Foreign Investment Corporation ("BT"), dated January 23, 1998
10.30B International Wireless Communications Holdings, Inc. Stock Purchase Warrants, dated January 23, 1998
10.30C Amended and Restated Senior Secured Promissory Note between RMD and BT, dated January 23, 1998
10.30D Pledge Agreement between International Wireless Communications, Inc. and BT, dated January 23, 1998
10.30E    Pledge Agreement between RMD and BT, dated January 23, 1998
10.30F    Letter Agreement among the Registrant, BT and RMD, dated January 23,
          1998